UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014

CELLULAR BIOMEDICINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-52282	86-1032927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 University Avenue, #17 Palo Alto, California	94301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (650) 566-5064

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report is the form of presentation that Cellular Biomedicine Group, Inc. (the “Company”) expects to use in connection with its presentations to certain potential investors in the Company at the Rodman & Renshaw Annual Global Investment Conference beginning on September 9, 2014.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

99.1           Presentation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Biomedicine Group, Inc.

Date: September 11, 2014	By:	/s/ Bizuo (Tony) Liu
Bizuo (Tony) Liu Chief Financial Officer

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